Exhibit 99.2

First Charter Corporation Tuesday, October 14, 2003 Third Quarter Conference Call

Forward Looking Statements 2 This presentation contains forward looking statements with respect to the financial conditions and results of operations of First Charter Corporation, including, without limitation, statements relating to the earnings outlook of the company. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) projected results in connection with the implementation of our business plan are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the company does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto adversely affect the businesses in which the company is engaged; (9) regulatory compliance cost increases are greater than expected; and (10) decisions to change the business mix of the company. For further information and other factors which could affect the accuracy of forward looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.FirstCharter.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgments only as of the date hereof. The company undertakes no obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof.

Discussion Topics Third Quarter Results Guidance Versus Actual Results Loans Deposits Other Borrowings Interest Income Interest Expense Provision for Loan Losses Noninterest Income Noninterest Expense Asset Quality Third Quarter 2003 Compared to Second Quarter 2003 Securities Available for Sale 3

Discussion Topics...continued 4 Update on Community Banking Strategy Fourth Quarter Guidance Questions

Guidance Assumptions - Stable Interest Rates - Continued Share Repurchase Balance Sheet - Loan growth 2% - Investment Securities growth 6% - Deposit growth 3% - Other Borrowings growth 4% Income Statement - Net interest income growth 3% - Provision for loan losses estimated between $1.5 and $2.5 million - Noninterest income increase 21% - Noninterest expense increase 7% - Tax rate of 27% - Net income of $0.29 - $0.33 per share 3rd Quarter 2003 5 ....as provided in the July 15, 2003 Conference Call (1) (1) Guidance did not include securities gains, equity method investment income, trading gains, prepayment fees on FHLB borrowings, or professional expenses related to the loan sale, however, it did include gains on sale of property of $0.4 million.

Guidance Assumptions - Stable Interest Rates - Continued Share Repurchase Balance Sheet - Loan growth 2% - Investment Securities growth 6% - Deposit growth 3% - Other Borrowings growth 4% Income Statement - Net interest income growth 3% - Provision for loan losses estimated between $1.5 and $2.5 million - Noninterest income increase of 21% - Noninterest expense increase of 7% - Tax rate of 27% - Net income of $0.29 - $0.33 per share 6 Actual Results Assumptions - Stable Interest Rates - Repurchased 200,000 shares Balance Sheet - Loan growth 2% - Investment Securities growth 6% - Deposit decreased 3% - Other Borrowings growth 17% Income Statement - Net interest income increased 1% - Provision for loan losses of $2.4 million - Noninterest income decreased 27% - Noninterest expense decreased 20% - Tax rate of 27% - Net income of $0.30 per share Guidance vs. 3rd Quarter 2003 Results (1) (2) (1) Guidance did not include securities gains, equity method investment income, trading gains, prepayment fees on FHLB borrowings, or professional expenses related to the loan sale, however, it did include gains on sale of property of $0.4 million. (2) The calculations for actual result variances include securities gains of $0.3 million, equity method investment income of $0.1 million, trading gains of $0.2 million and gain on sale of properties of $0.4 million in the 3rd quarter 2003 and includes securities' gains of $8.3 million, equity method investment loss of $0.3 million, trading gains of $0.4 million and prepayment fees of $7.4 million in the 2nd quarter 2003.

7 Third Quarter 2003 Compared to Second Quarter 2003

Securities Available for Sale 8 Securities Available for Sale Increased $84.3 million Securitized $56.3 million of mortgage loans Reinvestment of loan sale proceeds of $39.8 million Reinvestment of mortgage backed securities sold in the second quarter of 2003 to change portfolio mix Reinvestment of $204.0 million of cash flows resulting in change in portfolio mix

9 Securities Available for Sale ....Debt Securities

Total Loans as of June 30, 2003 Residential Construction Loans Purchased Organic Growth Total Loans as of September 30, 2003 % Growth in Total Loans for the Quarter % Annualized Growth Rate in Total Loans $2,064.7MM 2.2% 8.8% Loans (1) Excludes loans held for sale. 25.0MM 19.8MM $2,109.5MM (1) 10

Deposits 11 Total Period-End Deposits Decreased $77.0 million Average noninterest bearing deposits increased $25.3 million Average interest checking and savings deposits increased $19.3 million Average money market deposits increased $34.1 million Average retail time deposits decreased $54.6 million Average deposit mix changed from 49% transactional accounts and 51% retail time deposits at June 30 to 52% transactional accounts and 48% retail time deposits at September 30

Other Borrowings 12 Other Borrowings Increased $184.8 million Lower rates on wholesale sources versus retail funding Funded growth in earning assets

13 Interest Income Interest Income Decreased $1.9 million Interest and fees on loans decreased $1.6 million - ($1.2) million lower rate - ($0.7) million lower volume - $0.3 million one additional day Interest on securities decreased $0.3 million - ($1.7) million lower rate - $1.4 million higher volume

14 Interest Expense Interest Expense Decreased $2.1 million Interest on deposits decreased $1.7 million - $ 1.6 million lower rate - $ 0.2 million lower volume - ($0.1) million one additional day Other interest expense decreased $0.4 million - $ 1.1 million lower rate - ($0.6) million higher volume - ($0.1) million one additional day

15 Provision for Loan Losses Provision Expense of $2.4 million Covered net charge-offs of $2.1 million Covered changes in loan portfolio mix and risk factors

16 Noninterest Income Noninterest Income Decreased $5.4 million

17 Noninterest Expense Noninterest Expense Decreased $6.5 million

18 Professional Services (1) Includes legal services, accounting and tax services, examination fees, technology consulting services, and third party network outsourcing services.

19 Problem Assets Classified Assets / Net Loans Nonperforming Loans Nonperforming Loans / Net Loans Nonperforming Assets Nonperforming Assets / Net Loans and Foreclosed Properties Charge-offs Net Charge-offs / Net Loans-annualized Allowance for Loan Losses Allowance for Loan Losses / Net Loans Allowance for Loan Losses / Nonperforming Loans Second Quarter 2003 1.99% 0.54% 0.87% 0.39% 1.15% 212% First Quarter 2003 4.71% 1.44% 1.97% 0.43% 1.28% 88% Third Quarter 2003 1.87% 0.64% 0.95% 0.40% 1.14% 179% Past Dues Past Due Loans over 30 days as a percentage of loans 0.67% 1.03% 0.71% Asset Quality Ratios (1) (1) Excludes loans held for sale.

20 Nonaccrual Loans by Size (1) Excludes loans held for sale. (1)

21 Residential Rental Property Loans

Update on Community Banking Strategy 22 HOW ARE WE DOING? Customer Acquisition Customer Retention

Customer Acquisition
...CHAMP Results

2003 Goal: 40,000 New Checking Accounts



PreCHAMP
PostCHAMP
2,822
3,776
4,215
3,477
7,600
11,350
10,083
9,256
4Q/2001
1Q/2002
2Q/2002
3Q/2002
4Q/2002
1Q/2003
2Q/2003
3Q/2003

FIRST CHARTER

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Core Retail Households 24 2002 2003 Column 64.5 76.5 Column 3.8 64.5M 25% 3.8* 76.5 Customer Acquisition ....Retail Household Growth 80.3* * Projected

25 Customer Acquisition New Core Retail HHs Products Sold Column 14786 39151 Results 1/01/03 - 9/30/03 14,779 39,345 ....Cross-Sell Ratios Cross-Sell Ratio 2.7 x

Update on Community Banking Strategy 26 HOW ARE WE DOING? Customer Retention Customer Acquisition

....Consistently Delivering "Expect More" Service 27 3Q/01 4Q/01 1Q/02 2Q/02 3Q/02 4Q/02 1Q/03 2Q/03 3Q/03 70 72 74 75 79 83 80 80 82 30.6 38.6 34.6 31.6 45.9 46.9 45 43.9 Percent of Clients ("Very Satisfied") 70% 72% 75% 79% 83% 80% 80% 74% Customer Retention 82%

Attrition Ratio 28 2002 9/30/2003 East 17.3 13 17.3% 13.0% 25% Customer Retention ....The Big Payoff

Guidance 29

30 Guidance Assumptions for 4th Quarter Stable Interest Rates Weak Economic Environment No securities gains, loss/income from equity method investments, trading income, and property gains

Guidance Net Income of $0.29 - $0.33 per share Balance Sheet Change from 3rd Quarter - Loan growth 2% - Investment securities flat - Deposit growth 9% - Other borrowings decrease 13% Income Statement Change from 3rd Quarter - Net interest income growth 7% - Provision for loan losses estimated between $1.75 and $2.75 million - Noninterest income decrease 9% - Noninterest expense expected to be flat - Tax rate of 27% 4th Quarter 2003 31

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